UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

   Information Statement Pursuant to Section 14(c) of the Securities Exchange
                          Act of 1934 (Amendment No. )

                           Check the appropriate box:

                      [ ] Preliminary Information Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
                                  14c-5(d)(2))

                      [X] Definitive Information Statement

                          THE PHOENIX EDGE SERIES FUND
            ---------------------------------------------------------

                (Name of Registrant As Specified In Its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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                                      -2-

                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                September 1, 2006

Dear Policy or Contract Owner:

Effective as of the close of business on August 31, 2006, Phoenix Variable Advisors, Inc. ("PVA") terminated AllianceBernstein L.P. ("AllianceBernstein") as the subadviser for the Phoenix-Alliance/Bernstein Enhanced Index Series, a series of The Phoenix Edge Series Fund (the "Fund"). PVA and the Fund have been granted an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") that permits PVA and the Fund to hire, terminate, and replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. Upon termination of AllianceBernstein, PVA hired Morgan Stanley Investment Management Inc., doing business as Van Kampen ("Van Kampen"), as the new subadviser to the series. Commensurate with the change in subadviser, the investment strategy of the series was changed from enhanced index to straight S&P 500 Index and the name of the series has been changed from Phoenix-Alliance/Bernstein Enhanced Index Series to Phoenix-Van Kampen Equity 500 Index Series.

Some or the entire variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix") and their separate accounts, was invested in shares of the Phoenix-Alliance/Bernstein Enhanced Index Series. As a condition of the Order, PVA and the Fund must provide you with the enclosed Information Statement to update you as to the subadvisory changes.

If you should have any questions regarding these changes, please feel free to call Phoenix Variable Products Customer Service at (800) 541-0171. Thank you for your continued investment in The Phoenix Edge Series Fund.

                                    Sincerely,

                                    /s/ Philip K. Polkinghorn
                                    ------------------------
                                    Philip K. Polkinghorn
                                    President

                              INFORMATION STATEMENT

                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

The Phoenix Edge Series Fund ("Fund") serves as an investment vehicle for use in connection with variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable") and Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix") and their separate accounts. Phoenix and the separate accounts are the sole shareholders of record of the Fund. Some or the entire variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix, is invested in shares of the Fund.

The Fund is an open-end management investment company (commonly referred to as a mutual fund) registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund had 26 separate investment portfolios, including the Phoenix-Alliance/Bernstein Enhanced Index Series (the "Series"), as of July 1, 2006. Phoenix Variable Advisors, Inc. ("PVA"), acts as the investment adviser to the Series, and is located at One American Row, Hartford, CT 06103-2899.

Effective as of the close of business on August 31, 2006, PVA terminated AllianceBernstein L.P. ("AllianceBernstein") as subadviser for the Phoenix-Alliance/Bernstein Enhanced Index Series, and in connection with this change in subadviser, the investment strategy of the Series was changed from enhanced index to straight S&P 500 Index. PVA and the Fund have been granted an exemptive order (the "Order") from the SEC that permits PVA and the Fund to hire, terminate, and replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. As a condition of the Order, PVA and the Fund must provide you with this Information Statement to update you as to these subadvisory changes. More information about the Order is provided below. This Information Statement is being sent to shareholders on or about September 6, 2006.

WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Upon termination of AllianceBernstein, PVA hired Morgan Stanley Investment Management Inc., doing business as Van Kampen ("Van Kampen"), as the new subadviser for the Series. AllianceBernstein's principal place of business is located at 1345 Avenue of the Americas, New York, New York 10105. Van Kampen's principal place of business is located at 1221 Avenue of the Americas, New York, New York 10020.

                                 THE TRANSACTION
                                 ---------------

The transaction has several steps:

o On August 31, 2006, effective at the close of business, PVA terminated AllianceBernstein as subadviser to Phoenix-Alliance/Bernstein Enhanced Index Series;

o Immediately thereafter, PVA hired Van Kampen as the new subadviser;

o PVA altered the investment strategy from enhanced index to straight S&P 500 Index; and

o The name of the Phoenix-Alliance/Bernstein Enhanced Index Series was changed to Phoenix-Van Kampen Equity 500 Index Series.

At a regular meeting of the Fund's board of trustees (the "Board") held May 15-16, 2006, Management of the Fund recommended a number of series consolidation proposals, including a number of mergers of the Fund's series. One proposal was the change in the investment strategy of the Series from enhanced index to straight S&P 500 Index and the termination of AllianceBernstein as subadviser to the Phoenix-Alliance/Bernstein Enhanced Index Series, with Van Kampen replacing AllianceBernstein as permitted under the Order. On September 1, 2006, the changes were completed, and the Series was renamed the "Phoenix-Van Kampen Equity 500 Index Series" to reflect Van Kampen's position as subadviser. The transaction set forth above was approved by all members of the Board, including a majority of the trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Fund ("Disinterested Trustees").

At the same meeting of the Fund's Board, the Board approved the termination of the Subadvisory Agreement between PVA and AllianceBernstein, dated January 6, 2003 (the "Old Subadvisory Agreement"), to be effective at the close of business on August 31, 2006. Coinciding with the termination of AllianceBernstein, the Board approved the appointment of Van Kampen as successor subadviser for the Phoenix-Alliance/Bernstein Enhanced Index Series effective September 1, 2006, and approved the Subadvisory Agreement between PVA and Van Kampen dated September 1, 2006 (the "New Subadvisory Agreement"). A copy of the New Subadvisory Agreement is attached as Exhibit A. The Board also approved that the investment strategy be changed from enhanced index to straight S&P 500 Index and that the Series be renamed the "Phoenix-Van Kampen Equity 500 Index Series," as agreed upon with Van Kampen and Management.

Pursuant to the Order received from the SEC, PVA and the Fund may, upon approval of the Board, materially amend subadvisory agreements and hire, terminate and replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and/or replacement.

Contractholders and policyowners who have directed the allocation of their investment to a subaccount corresponding to the Phoenix-Alliance/Bernstein Enhanced Index Series have received this Information Statement, and may elect to transfer their investment into any other subaccount available through their Contracts without any restrictions on the transfer.

                          THE OLD SUBADVISORY AGREEMENT
                          -----------------------------

The Old Subadvisory Agreement between PVA and AllianceBernstein provided portfolio services for the Series. The annual rate of fees to be paid to AllianceBernstein were as follows: 0.225% for the first $50 million of the average daily net assets in the Series; 0.180% for the next $150 million; and 0.135% for excess over $200 million. These fees are the same fees being charged by Van Kampen under the New Subadvisory Agreement.

The old subadvisory fee was not charged directly to the Series; AllianceBernstein was paid directly by PVA from its advisory fee. The advisory fee paid to PVA by the Series is 0.45% of the average daily net assets in the Series. For the Series' fiscal year ended December 31, 2005, the advisory fee paid to PVA by the Series was $501,703, and the subadvisory fees paid by PVA to AllianceBernstein was $223,181.

Under the Old Subadvisory Agreement, AllianceBernstein provided investment advisory services to the Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may have owned or contemplated acquiring from time to time. All services under the Old Subadvisory Agreement must have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

AllianceBernstein had the exclusive authority to manage the investment and reinvestment of the assets of the Series, subject to the discretion and control of PVA and the Board. AllianceBernstein provided an investment program for the Series consistent with the Series' investment objectives based upon the development, review and adjustment of the investment policies approved from time to time by the Board and PVA in consultation with AllianceBernstein. AllianceBernstein agreed to use its best professional judgment to make investment decisions for the Series in accordance with the terms of the former subadvisory agreement.

Unless instructed otherwise by PVA, AllianceBernstein placed all orders for the purchase and sale of investments for the Series with brokers or dealers selected by AllianceBernstein, which may include brokers or dealers affiliated with AllianceBernstein. AllianceBernstein used its best efforts to obtain the best execution of transactions at prices that were advantageous to the Series and at commission rates that were reasonable in relation to the benefits received. AllianceBernstein may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to a Series or other accounts serviced by AllianceBernstein. AllianceBernstein may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if AllianceBernstein had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for the Series and other accounts over which AllianceBernstein exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Series commissions were necessarily used by AllianceBernstein in managing the Series, but may have been allocated among other accounts, as appropriate.

The Old Subadvisory Agreement between PVA and AllianceBernstein remained in full force and effect only so long as its continuance had been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees in accordance with the requirement of Section 15(c). The Old Subadvisory Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party. The Old Subadvisory Agreement was last considered and renewed by the Board November 13, 2005. Notice was given to AllianceBernstein on June 29, 2006, of its termination as Subadviser effective as of the close of business on August 31, 2006.

                          THE NEW SUBADVISORY AGREEMENT
                          -----------------------------

The New Subadvisory Agreement between PVA and Van Kampen changed the subadviser from AllianceBernstein to Van Kampen and renamed the Phoenix-Alliance/Bernstein Enhanced Index Series to Phoenix-Van Kampen Equity 500 Index Series. The monthly fees for Phoenix-Van Kampen Equity 500 Index Series were as follows: 0.225% for the first $50 million of the average daily net assets in the Series; 0.180% for the next $150 million; and 0.135% for excess over $200 million. These fees are the same fees that were charged by AllianceBernstein under the Old Subadvisory Agreement. There are no differences between the Old and New Subadvisory Agreements including fees, duration and termination provisions other than the change in dates and subadvisers. The New Subadvisory Agreement dated September 1, 2006, is attached to this Information Statement as Exhibit A.

The new subadvisory fee is not charged directly to the Series; Van Kampen is paid directly by PVA from its advisory fee. The advisory fee paid to PVA by the Series is 0.45% of the average daily net assets in the Series. The advisory fees paid for the period from January 1, 2006 to June 30, 2006 was $229,896. As compensation for its services, Van Kampen will be entitled to receive from PVA fees calculated as a percentage of the Series' average daily net assets. The fee is calculated daily and paid monthly. The asset size of Phoenix-Van Kampen Equity 500 Index Series as of June 30, 2006 was $97,066,480.

Van Kampen will provide investment subadvisory services to the Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may own or contemplate acquiring from time to time. All services under the New Subadvisory Agreement must be provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

Van Kampen will have the exclusive authority to manage the investment and reinvestment of the assets of the Series, subject to the discretion and control of PVA and the Board. Van Kampen will provide an investment program for the Series consistent with the Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and PVA in consultation with Van Kampen. Van Kampen has agreed to use its best professional judgment to make investment decisions for the Series in accordance with the terms of the New Subadvisory Agreement.

Unless instructed otherwise by PVA, Van Kampen will place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by Van Kampen. Van Kampen will use its best efforts to obtain the best execution of transactions at prices that are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. Van Kampen may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Series or other accounts serviced by Van Kampen. Van Kampen may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if Van Kampen determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for the Series and other accounts over which Van Kampen exercises investment discretion. Not all services or products provided by brokers or dealers that are generated with Series commissions will necessarily be used by Van Kampen in managing the Series, but may be allocated among other accounts, as appropriate. Van Kampen does not have a broker/dealer that passes through the Fund.

Unless terminated, the New Subadvisory Agreement will remain in full force and effect until November 30, 2007, and thereafter only so long as its continuance has been specifically approved at least annually by the Board in accordance with
Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees of the Board in accordance with Section 15(c).

                             BOARD'S CONSIDERATIONS
                             ----------------------

At a regular meeting held on May 15-16, 2006, the Board, including a majority of the Disinterested Trustees, approved a proposal by PVA to replace
AllianceBernstein with Van Kampen as subadviser to the Series. The Board also approved renaming the Series, as previously discussed.

In connection with the consideration of PVA's proposal to replace AllianceBernstein with Van Kampen as subadviser to the Series, the Board received in advance of the meeting, certain information in the form of an extensive questionnaire completed by Van Kampen concerning a number of issues including its investment philosophy, resources, operations and compliance structure. The Board had further benefit of a presentation made by Van Kampen's senior management personnel where a number of issues, including Van Kampen's history, investment approach, investment strategies, portfolio turnover rates, assets under management, personnel, and the firm's overall performance, were reviewed and discussed. The Board was satisfied that the financial statements of Van Kampen indicated it was sufficiently capitalized and that its 1-, 3- and 5-year performance was strong. The Board also took note of Van Kampen's consistent investment style.

The Board also reviewed performance for the Series and noted that as a result of disappointing performance, the recommendation of a new subadviser was appropriate. In this context, the Trustees considered PVA's quantitative and qualitative evaluation of Van Kampen's skills and abilities in managing assets pursuant to specific investment styles similar to the style of the Series and the Trustees also reviewed the relative historical performance of investment funds that Van Kampen manages according to this style, and found these factors to be satisfactory.

In addition, the Trustees also considered the overall nature, extent, and quality of the services to be provided by the subadviser, whether the cost to PVA of these services would be reasonable, and the economic viability of Van Kampen.

Because the overall investment advisory fee and the subadvisory fee would not be changing, and the subadvisory fee would be paid by PVA (not the Series), the Board did not rely upon comparisons of the services rendered and the amounts to be paid under the New Subadvisory Agreement with other agreements of other similar funds or other types of accounts. For the same reason, the Board also did not consider Van Kampen's profitability with regard to the Series or economics of scale during its deliberations.

After considering all the information presented, based on the qualifications of Van Kampen's personnel, and the performance of assets managed by the subadviser in a similar manner as the Series would be managed, the Board concluded that the nature, quality and cost of services to be provided to the Series by the subadviser were reasonable and fair, and in the best interest of the Series and their shareholders and approved the proposal.

                               THE EXEMPTIVE ORDER
                               -------------------

The Fund and PVA filed an application on September 26, 2001, and an amendment to the application on July 9, 2002, requesting an order under Section 6(c) of the 1940 Act granting an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. The Order would permit the Fund and PVA to enter into and materially amend subadvisory agreements without shareholder approval.

On July 10, 2002, a notice of the filing of the application was issued (Investment Company Act Release No. 25655). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing was ordered. No request for a hearing had been filed, and the Commission did not order a hearing.

The SEC considered the matter and found, on the basis of the information set forth in the application, as amended, that granting the requested exemption was appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act. Therefore, pursuant to the Investment Company Act Release No. 25693 received from the SEC, PVA and the Fund could, with prior approval of the Board, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Fund. The Fund and PVA have the right to hire, terminate, and replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement.

                     DISCLOSURE REGARDING VOTING SECURITIES
                     --------------------------------------

The shares of the Fund are not offered directly to the public. Shares of the Fund currently are offered to certain separate accounts in order to fund variable accumulation annuity contracts or variable life insurance policies issued by PLIC, PHL Variable and PLAC and their separate accounts. Investments in the Fund may occur only by purchasing a Contract and directing the allocation of your purchase payment(s) to the subaccount(s) corresponding to a series. The subaccounts, in turn, invest in shares of the Fund. Not all series may be offered through a particular Contract. No one person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) owns beneficially of record 5% or more of the outstanding shares of the Fund. Outstanding shares of beneficial interest of the Fund beneficially owned under a contract or policy by the Trustees or the executive officers of the Fund, as a group, is less than 1%.

                             ADDITIONAL INFORMATION
                             ----------------------

Morgan Stanley Investment Management Inc. does business in certain instances, such as investment subadviser to the Series, using the name Van Kampen. Morgan Stanley Investment Management, Inc. d/b/a Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley. Morgan Stanley owns 100% of Van Kampen. Van Kampen is located at 1221 Avenue of the Americas, New York, New York 10020, and together with its affiliated asset management companies, manages or advises over 260 investment portfolios encompassing a broad range of investment objectives and had approximately $437.8 billion in assets under management as of June 30, 2006. None of the directors and officers of Van Kampen is a Trustee or officer of the Fund. There are no Fund Trustees in any material transactions, direct or indirectly, to which the subadviser to the Fund was or is a party to the transaction. There are no financial conditions of the subadviser that are reasonably likely to impair the financial ability of the subadviser to fulfill its commitment to the Fund under the amended subadvisory agreement.

The Series will be managed by members of Van Kampen's Systematic Strategies team. The team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day management of the Series are Kevin Jung, an Executive Director of Van Kampen, and Thomas H. Moore, a Vice President of Van Kampen. Mr. Jung is the lead portfolio manager of the Series and has been associated with Van Kampen in an investment management capacity since September 1997. Mr. Moore has been associated with Van Kampen in an investment management capacity since August 1999.

Listed below are the names of officers or Trustees of Van Kampen. None are directors or officers of the Fund.


                                        Position                       Position
       Name                       with Fund Subadviser                 with Fund
       ----                             ---------                       -------
 Owen D. Thomas            President and Chief Operating Officer        None

 Ronald E. Robison         Managing Director and Director               None

 Amy R. Doberman           Managing Director and Secretary              None

 Dennis F. Shea            Managing Director and Chief Investment       None
                           Officer - Global Equity Group

 J. David Germany          Managing Director and Chief Investment       None
                           Officer - Global Fixed Income Group

 Carsten Otto              Managing Director and Chief                  None
                           Compliance Officer

 Kenneth Castiglia         Chief Financial Officer and Treasurer        None

An investment advisory affiliate of Van Kampen acts as investment adviser to two other mutual funds having similar investment objectives as the Series. The Series seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

The following table identifies and states the size of such other mutual fund series and the rates of the affiliated investment adviser's compensation.

Funds having similar investment objectives as the Series (as of June 30, 2006):

           Name of Fund                   Size of Fund                        Fees Paid
            ----------                    ------------                         -------

Morgan Stanley S&P 500 Index Fund       $1,282,219,195 AUM        0.12%* of the portion of the daily net
                                                                  assets not exceeding 2 billion; 0.10% of
                                                                  the portion of the daily net assets
                                                                  exceeding 2 billion
Morgan Stanley Variable S&P 500 Index   $259,652,658 AUM          0.12%** of the portion of the daily net
Portfolio                                                         assets not exceeding 2 billion; 0.10% of
                                                                  the portion of the daily net assets
                                                                  exceeding 2 billion

* The investment adviser has agreed to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving its fees under the investment advisory agreement and the administration agreement to the extent such operating expenses exceed on an annualized basis 0.34% of the average daily net assets of the Fund, which may reduce the fees under the investment advisory agreement.

** The investment adviser has agreed to cap the Portfolio's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving its fees under the investment advisory agreement and the administration agreement to the extent such operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Portfolio, which may reduce the fees under the investment advisory agreement.

PVA is wholly owned by PM Holdings, Inc., located at One American Row, Hartford, Connecticut 06115. PM Holdings, Inc., owns 100% of PVA's voting securities. PM Holdings, Inc., is wholly owned by PLIC, located at One American Row, Hartford, Connecticut 06103. PLIC owns 100% of PM Holdings, Inc.'s voting securities. PLIC is wholly owned by The Phoenix Companies, Inc., located at One American Row, Hartford, Connecticut 06103. The Phoenix Companies, Inc., owns 100% of the PLIC's voting securities. The Fund does not have an underwriter. Phoenix Equity Planning Corporation ("PEPCO") serves as financial agent to the Fund. PEPCO is located at One American Row, Hartford, Connecticut 06103.

For the year ended December 31, 2005, the Fund paid $2,795,602 in brokerage commissions. Of the commissions paid in the year 2005, $108,025, or 3.86% of aggregate brokerage commissions, was paid to Sanford Bernstein. Sanford Bernstein is an affiliate of AllianceBernstein.

                            HOUSEHOLDING OF MATERIALS
                            -------------------------

The Fund sent only one copy of this Informational Statement and the semi-annual and annual reports to those households in which multiple shareholders shared the same address unless the Fund received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Fund and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Phoenix Variable Products Mail Operations by calling (800) 541-0171, or write to Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027. If you share the same address as multiple shareholders and would like the Fund to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Phoenix Variable Products Mail Operations at the above phone number or post office address.

                           FUTURE SHAREHOLDER MEETINGS
                           ---------------------------

As a Massachusetts business trust, the Fund does not hold shareholder meetings unless required by the 1940 Act. The Fund relied upon an Order from the SEC to terminate AllianceBernstein as subadviser to the Series without a shareholder meeting. The Fund does not anticipate holding a meeting of shareholders in 2006. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Kathleen A. McGah
Phoenix Life Insurance Company
One American Row
P.O. Box 5056 Hartford, CT 06102-5056

Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

By Order of the Board of Trustees,

                              /s/ Kathleen A. McGah
                              Kathleen A. McGah
                              Vice President, Chief Legal Officer
                              Counsel and Secretary

 Hartford, Connecticut
 September 1, 2006

                                                                       Exhibit A


                              SUBADVISORY AGREEMENT

                          THE PHOENIX EDGE SERIES FUND

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

         AGREEMENT made as of the 1st day of September, 2006 between Phoenix Variable Advisors, Inc. (the "Advisor"), a corporation organized under the laws the State of Delaware, and Morgan Stanley Investment Management Inc., d/b/a Van Kampen (the "Subadvisor"), a corporation organized under the laws of the State of Delaware.

         WHEREAS, The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

         WHEREAS, the shares of the Fund may be offered in one or more separate series, including the Phoenix-Van Kampen Equity 500 Index Series (previously known as Phoenix-Alliance/Bernstein Enhanced Index Series) (the "Designated Series"); and

         WHEREAS, the Advisor has entered into an Investment Advisory Agreement ("Advisory Agreement") with the Fund pursuant to which the Advisor acts as investment advisor to the Fund on behalf of one or more separate series of the Fund, including the Designated Series; and

         WHEREAS, pursuant to the Advisory Agreement, the Advisor renders certain investment advisory services to the Fund on behalf of the Designated Series, including providing general oversight of the Designated Series, and evaluating, recommending and monitoring one or more registered investment advisors to serve as subadvisor to the Designated Series; and

         WHEREAS, the Advisor desires, with the approval of the Trustees of the Fund (the "Trustees"), to retain Subadvisor to furnish portfolio management services for the Designated Series; and

         WHEREAS, the Subadvisor is willing to furnish such services on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

1. Employment as a Subadvisor. The Advisor, being duly authorized, hereby appoints the Subadvisor to serve as discretionary subadvisor with regard to the assets of the Designated Series (the "Assets"), subject to the terms and conditions set forth in this Agreement.

2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts its engagement as a discretionary subadvisor of the Designated Series and agrees to use its best professional judgment to make investment decisions and provide related services for the Designated Series in accordance with the terms and conditions set forth in this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The parties acknowledge and agree that the services of the Subadvisor hereunder are not deemed exclusive and that accordingly, the Subadvisor may render services to others so long as those services do not conflict in any material manner with the Subadvisor's performance of its duties and obligations pursuant to this Agreement.

3. Services of Subadvisor. Subject to the general oversight of the Advisor and the Trustees, the Subadvisor shall manage all of the securities and other similar assets of the Designated Series entrusted to it under this Agreement, including the purchase, retention, and disposition of such securities and other property, and shall carry out all of its duties and obligations under this Agreement, according to the following terms and conditions:

                  (a) At all times in performing its duties and obligations under this Agreement, the Subadvisor shall act in conformity with the following requirements: (i) the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund's then current prospectus and statement of additional information, as amended or supplemented from time to time (collectively, the "Prospectus"); (ii) the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules and regulations thereunder; (iii) all other applicable federal and state laws, as each may be amended from time to time; and (iv) and any resolutions as may be duly adopted by the Trustees from time to time and any instructions and procedures of the Advisor, and, in either case, furnished to the Subadvisor (collectively, these requirements are referred to herein as the "Investment Requirements").

                  (b) The Subadvisor shall furnish a continuous investment program and shall, in its discretion, determine what portfolio investments will be purchased, retained, or sold by the Designated Series in conformity with the Prospectus and other Investment Requirements.

                  (c) The Subadvisor shall effect all transactions and take all actions to implement the investment objectives and policies of the Designated Series in accordance with this Agreement.

                  (d) The Subadvisor shall have full authority at all times with respect to the portfolio management of the Assets, including, but not limited to, the authority: (i) to give written or oral instructions to various broker/dealers, banks or other agents and to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund's behalf with or through such broker/dealers, banks or other agents; (ii) to direct the purchase and sale of any securities; and
         (iii) to maintain such uninvested cash balances in the Designated Series as it shall deem reasonable and appropriate without incurring any liability for the payment of interest thereon.

                  (e) The Subadvisor shall not, without the Advisor's prior written approval, effect any transaction or take any action that would cause the Designated Series at the time of the transaction or action to be out of compliance with any of the Investment Requirements. The Subadvisor shall promptly inform the Fund and the Advisor of developments materially affecting (or reasonably expected to affect) the Designated Series, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Subadvisor believes is appropriate for this purpose.

                  (f) The Subadvisor shall send or make available appropriate representatives to/for regular or special meetings of the Fund as may be reasonably requested from time to time by the Advisor.

                  (g) The Subadvisor shall provide appropriate representatives to attend meetings requested by the Advisor at such time(s) and location(s) as are reasonably requested by the Advisor.

                  (h) The Subadvisor shall place all orders for the purchase or sale of securities or other investments for the Designated Series with brokers or dealers selected by the Subadvisor, as more fully specified below in Section 6 of this Agreement.

4. Transaction Procedures. All transactions for the purchase or sale of securities or other investments for the Designated Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities and/or other property due to or from the Designated Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody, except as expressly stated herein. The Subadvisor shall advise the Custodian and confirm in writing or by confirmed electronic transmission to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Recordkeeping and Reporting. The Subadvisor shall maintain the records and information required by Rule 31a-1 under the 1940 Act described in Schedule B attached hereto, and such other records relating to the services the Subadvisor provides under this Agreement as may reasonably be required in the future by applicable SEC and other applicable rules, and shall retain such information for such times and in such manner as required by applicable rules, including but not limited to Rule 31a-2 under the 1940 Act. The records maintained by the Subadvisor hereunder shall be the property of the Fund and shall be surrendered promptly upon request; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

6. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Subadvisor on behalf of the Designated Series with regard to the Assets, and to select the markets on or in which the transactions will be executed, subject to the following limitations:

                  (a) The Subadvisor shall at all times seek "best-execution", as defined in Section 28(e)(1) of the Securities Exchange Act of 1934, as amended, (the "1934 Act").

                  (b) The Subadvisor shall at all times place orders for the sale and purchase of securities in accordance with the brokerage policy of the Designated Series as set forth in the Prospectus and as the Advisor or the Trustees may direct from time to time.

                  (c) In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadvisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to provide "best-execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the "brokerage and research services," as defined in Section 28(e)(3) of the 1934 Act, provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

7. Prohibited Conduct. In providing the services described in this Agreement, the Subadvisor will not consult with any other investment advisory firm that the Subadvisor knows provides investment advisory services to any of the Funds series regarding transactions for the Fund in securities or other assets, except as permitted by applicable Rule 12d3-1 under the 1940 Act. In addition, the Subadvisor shall not, without the prior written consent of the Fund and the Advisor, delegate any obligations assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8. Expenses. During the term of this Agreement, the Subadvisor shall bear all expenses incurred by it in connection with providing its services hereunder. Without limiting the foregoing, the parties acknowledge and agree that the Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following items:

                  (a) Office facilities, including office space, furniture and equipment utilized by the Subadvisor's employees in the fulfillment of its duties and obligations under this Agreement; and

                  (b) Personnel and services necessary to perform the functions required to manage the investment and reinvestment of the Assets (including those required for research, analysis, pricing, reporting, statistics, and investment), and to fulfill the other duties and obligations of the Subadvisor hereunder.

9. Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. Pursuant to the Advisory Agreement between the Fund and the Advisor, the Advisor shall be solely responsible for the payment of fees to the Subadvisor.

10. Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund or the Advisor, which includes any error of judgment, or any diminution in value of the investment portfolio of the Designated Series, so long as such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Designated Series and such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith, reckless disregard or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided further, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the 1940 Act, other federal or state securities laws or common law).

11.      Indemnification.
         ----------------

                  (a) The Advisor agrees to indemnify and hold harmless the Subadvisor, its officers and directors, and any person who "controls" the Subadvisor, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees and costs) suffered by Subadvisor arising from, or connected with, (i) the Advisor's breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in or relating to the performance of the Advisor's duties and obligations under this Agreement, (iii) the operation of the Designated Series or the Fund, or the distribution of shares of the Designated Series or the Fund, (iv) the performance, non-performance or omission of any third-party service provider to the Designated Series or (v) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information, as amended or supplemented from time to time or promotional materials pertaining or relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor, expressly for use in the Fund's registration statement or other than upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement. The Advisor acknowledges and agrees that the Subadvisor makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Designated Series or that the Designated Series will perform comparably with any standard or index, including other clients of the Subadvisor, whether public or private.

         In no case shall the Advisor's indemnity in favor of the Subadvisor or any affiliated person or controlling person of the Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (b) The Subadvisor agrees to indemnify and hold harmless the Advisor, its officers and directors, and any person who "controls" the Advisor, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees and costs) suffered by Advisor arising from or connected with (i) the Subadvisor's breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadvisor or any of its officers, directors or employees in the performance of the Subadvisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Statement of Additional Information, as amended or supplemented from time to time relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor to the Advisor, the Fund or any affiliated person of the Advisor or the Fund expressly for use in the Fund's registration statement, or upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement; or (iv) to the extent of, and as a result of, the failure of the Subadvisor to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1934 Act, the 1940 Act and the Advisers Act.

         In no case shall the Subadvisor's indemnity in favor of the Advisor or any affiliated person or controlling person of the Advisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

12. Insurance. The Subadvisor shall, during the term of this Agreement, at its own expense, maintain adequate liability and errors and omissions insurance coverage to the reasonable satisfaction of the Advisor.

13. No Personal Liability. Reference is hereby made to the Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Fund is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate.

14. Confidentiality. Subject to the duty of the Advisor or Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadvisor and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Fund or such persons as the Advisor may designate in connection with the Designated Series who have agreed to maintain the confidentiality of all such information. It is also understood that any information supplied to the Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Designated Series, is to be regarded as confidential and for use only by the Subadvisor in connection with its obligation to provide investment advice and other services to the Designated Series. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Designated Series shall be deemed proprietary information of the Advisor, and that the Subadvisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall takes reasonable steps to safeguard the confidentiality of that information. Further, the Subadvisor shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

15. Assignment. This Agreement shall terminate automatically in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act.

                  (a) To the extent consistent with applicable law the Subadvisor shall provide the Advisor with reasonable advance written notice of any proposed change of "control," as defined in Section 2(a)(9) of the 1940 Act, as will enable the Advisor to consider whether an assignment as defined in Section 202 of the Advisers Act and Section 2(a)(4) of the 1940 Act will occur and to take the steps necessary under applicable law and regulation. The Subadvisor will be liable to the Fund and the Advisor for all direct and indirect costs as defined below resulting from a change of control of the Subadvisor, which causes an assignment, as such terms are defined under the 1940 Act and the Advisers Act. Such costs are agreed to include reimbursement of reasonable costs associated with distributing an information statement to existing shareholders in the Designated Series as required by the terms of the manager-of-managers exemptive relief previously obtained by the Advisor of the Fund or a proxy statement to existing shareholders in the Designated Series. In addition the Subadvisor agrees to reimburse the Fund for costs associated with printing and mailing any prospectus supplements required to be distributed to existing shareholders to the Designated Series by the 1940 Act, or rules or exemptive relief thereunder, as a result of the Subadvisor's change of control. The Advisor agrees to make such determination of a change of control or assignment in good faith and to make every effort to mitigate costs.

                  (b) Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers, or employees of Manager or Subadvisor except as may be provided to the contrary in the 1940 Act or the rules and regulations thereunder. The Subadvisor may perform its services through its employees or officers or agents, and the Advisor shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Designated Series shall perform the portfolio management duties described therein until the Subadvisor notifies the Advisor that one or more other employees or officers or agents identified in such notice shall assume such duties as of a specific date.

                  (c) The understandings and obligations set forth in this Section shall survive the termination of this Agreement and shall be binding upon the Subadvisor and its successors.

16. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

                  (a) It is registered as an "investment advisor" under the Advisers Act and will maintain such status so long as this Agreement remains in effect.

                  (b) It shall comply with any other applicable federal or state requirements, and the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

                  (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

                  (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

                  (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

                  (f) It will promptly notify the Advisor of the occurrence of any event that would disqualify it from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

                  (g) It has a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. The Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). It will not be subject to the Code of Ethics during the term of this Agreement so long as its code of ethics complies with applicable regulatory requirements and has been approved by the Trustees. Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rules 17j-l and 204A-1 of the Advisers Act during the previous calendar quarter and that there has been no violation of its code of ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-l(c)(1) or as required by law.

                  (h) It will use all necessary efforts to manage the Designated Series so that it will satisfy the diversification and minimum "good income" requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

                  (i) It has furnished a true and complete copy of its registration statement as filed with the Securities and Exchange Commission (the "Commission") on Form ADV to the Advisor and will furnish promptly such updated copies of its registration statement or amendments thereto as are filed with the Commission from time to time.

                  (j) It will furnish to the Advisor true and complete copies of reports or other documents as may be reasonably requested by the Advisor in connection with the performance of the Subadvisor's duties and obligations under this Agreement.

                  (k) It will be responsible for the preparation and filing of
         Schedule 13G and Form 13F on behalf of the Designated Series in accordance with the requirements thereunder.

                  (l) It will furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Subadvisor or the management of the Designated Series as the Advisor at any time, or from time to time, reasonably requests in connection with the Advisor's or Subadvisor's performance of its respective obligations hereunder; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund and the Advisor shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

                  (m) It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Advisers Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadvisor agrees that such records are the property of the Fund, and will be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either.

                  (n) The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive office and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002 in the form presented in Schedule E attached hereto and made a part hereof.

                  (o) It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadvisor and its supervised persons, and, to the extent the activities of the Subadvisor in respect to the Fund could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the Act), and that the Subadvisor has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund. The Subadvisor agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Subadvisor's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadvisor's policies and procedures, compliance by the Subadvisor with federal securities laws and related matters and the Fund's compliance personnel may reasonably request. The Subadvisor agrees to promptly notify the Advisor of any material compliance violations which affect the Designated Series.

17. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

                  (a) It is registered as an "investment advisor" under the Advisers Act.

                  (b) It shall continue to meet any other applicable federal or state requirements, or the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

                  (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

                  (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

                  (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

                  (f) It has delivered, or will before the effective date of this Agreement deliver, to the Subadvisor true and complete copies of
         (i) the Prospectus, (ii) the Declaration of Trust, and (iii) such other documents or instruments governing the investments and investment policies and practices of the Designated Series applicable to the Subadvisor's duties and obligations hereunder, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such documents or instruments before or at the time they become effective.

                  (g) It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

18. Representations, Warranties and Agreements of the Fund. By their approval of this Agreement the Trustees represent, warrant and agree that:

                  (a) The Fund is not prohibited by the 1940 Act or other applicable federal or state law from performing their obligations under this Agreement.

                  (b) The Fund is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

                  (c) The Fund has taken all necessary action, and have obtained all necessary licenses, authorizations and approvals, to permit the Fund to enter into this Agreement, which Agreement constitutes the Fund's legal, valid and binding obligation, enforceable in accordance with its terms; and the execution, delivery and performance by the Fund of this Agreement does not contravene or constitute a default under any agreement binding upon the Fund.

19. Reports. The Subadvisor shall provide the Advisor and the Trustees such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or by the Advisor as agent of the Fund, and promptly upon request surrendered to either. Without limiting the generality of the foregoing, the parties agree and acknowledge that the Subadvisor shall provide the following items:

                  (a) Quarterly reports, in form and substance acceptable to the Advisor, including but not limited to reports with respect to: (i) compliance with the Subadvisor's code of ethics; (ii) compliance with procedures adopted from time to time by the Trustees relative to securities eligible for resale pursuant to Rule 144A under the 1933 Act; (iii) diversification of Designated Series assets in accordance with the then governing laws and prevailing Prospectus pertaining to the Designated Series; (iv) compliance with governing Fund policies and restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Designated Series limitation on acquisition of illiquid securities; (v) cross transactions conducted pursuant to Rule 17a-7 under the 1940 Act; (vi) allocations of brokerage transactions along with descriptions of the bases for those allocations and the receipt and treatment of brokerage and research services received, as may be requested to ensure compliance with
         Section 28(e) of the 1934 Act; (vii) any and all other reports reasonably requested in accordance with or described in this Agreement; and, (viii) the implementation of the Designated Series investment program, including, without limitation, analyses of Designated Series performance;

                  (b) Annual or other periodic reports, in form and substance acceptable to the Advisor, including but not limited reports with respect to: (i) analyses of Designated Series performance; (ii) disclosure related to the portfolio management of the Designated Series and the Subadvisor as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time; and (iii) foreign custody arrangements as governed by Rule 17f-7 under the 1940 Act; (iv) compliance with the Subadvisor's code of ethics pursuant to Rule 17j-1; and (v) such compliance certifications as may be reasonably requested.

                  (c) The parties acknowledge and agree that the Subadvisor is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

         In addition, the Subadvisor shall immediately notify and forward to both the Advisor and any legal counsel for the Designated Series whose identity has been provided to the Subadvisor any legal process served upon it on behalf of the Advisor or the Fund. The Subadvisor shall promptly notify the Advisor of any changes in any information concerning the Subadvisor of which the Subadvisor becomes aware that is or would be required to be disclosed in the Fund's registration statement.

20. Proxies. The Subadvisor shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets of the Designated Series, such costs to be borne by the Subadvisor except as limited in this paragraph below. Unless the Advisor or the Fund gives the Subadvisor written instructions to the contrary, the Subadvisor will, in compliance with the Subadvisor's proxy voting policy as provided in writing to the Advisor, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Subadvisor will vote proxies in the best interests of clients consistent with the Subadvisor's Client Proxy Standard, as defined and disclosed in the proxy voting policy. The Advisor shall cause the Custodian to forward promptly to the Subadvisor all proxies upon receipt, so as to afford the Subadvisor a reasonable amount of time in which to determine how to vote such proxies. The Subadvisor agrees to provide the Advisor in a timely manner with annual proxy voting reports containing a record of votes cast containing all of the voting information required to be filed on Form N-PX pursuant to Rule 30b1-4 under the Act, such proxy voting reports to be provided in the standard format provided by the Subadvisor's proxy administrator and research provider. In the event the Advisor or Fund desires any customization or alteration of the standard format of proxy voting reports as provided by the Subadvisor's proxy administrator and research provider, any additional cost incurred as a result of such customization or alteration shall be borne by the Advisor or the Fund.

21. Valuation of Assets and Related Recordkeeping. The Subadvisor shall assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets in the Designated Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor.

22. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedule A, B, C, D or E, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the 1940 Act.

23. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until November 30, 2007, and thereafter only so long as its continuance has been specifically approved at least annually in accordance with Sections 15(a) and (c) of the 1940 Act and the Rules promulgated thereunder.

24. Notices. Except as otherwise provided in this Agreement, all notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by (i) confirmed facsimile, (ii) registered, certified or overnight mail, or (iii) a nationally recognized overnight courier, to the following addresses or to such other address as the relevant addressee shall hereafter provide for such purpose to the other by notice in writing and shall be deemed to have been given at the time of delivery.

         If to the Advisor:         PHOENIX VARIABLE ADVISORS, INC.
                                    One American Row
                                    Hartford, Connecticut
                                    Attn: Doreen A. Bonner
                                    Telephone: (860) 403-5456
                                    Facsimile: (860) 403-5262
                                    Email:  Doreen.Bonner@phoenixwm.com

         If to the Subadvisor:      MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                                    1221 Avenue of the Americas
                                    New York, New York 10020

                                    Attn: Kimberley Haynes Costello, Esq.
                                    Telephone: 212-762-4543
                                    Facsimile: 212-507-8432
                                    Email: Kim.Costello@morganstanley.com

25. Termination. This Agreement shall terminate immediately in the event of its assignment, as specified above in Section 14 of this Agreement. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, by the Advisor, Subadvisor, Board of Trustees of the Fund or vote of a majority of the outstanding voting securities of the Designated Series upon sixty (60) days' written notice to the other party. Notwithstanding such termination, any liability of a party to any other party under this Agreement shall survive and remain in full force and effect with respect to any claim or matter on which any party has given written notice to any other party prior to termination and until such liability has been finally settled.

26. Use of Morgan Stanley and Other Proprietary Names. The Subadvisor hereby authorizes the Advisor to use the branded name "Van Kampen" in the Fund's Prospectus and Statement of Additional Information, as well as in any advertisement or sales literature used by the Advisor or its agents to promote the Fund and/or to provide information to shareholders of the Designated Series ("Fund Material"), for so long as the Subadvisor is an investment adviser to the Designated Series. The Advisor agrees not to use the name "Morgan Stanley" in any Fund Material unless permitted and approved by the Subadvisor; provided, however, that the Advisor may use such name where (i) in the opinion of counsel to the Advisor or the Fund, or as directed by the SEC, such use is necessary to make the disclosures contained in the Fund Material not misleading and (ii) the Advisor provides the Subadvisor with prompt notice of the required disclosure. It is understood that the names "Morgan Stanley" or "Van Kampen" and any derivative thereof or logos associated with such names (collectively, the "MS Names"), are the valuable property of the Subadvisor and its affiliates and that the Advisor and/or the Fund shall only have the right to use the MS Names in Fund Materials subject to the constraints set forth in this paragraph and with the prior approval of the Subadvisor. Upon termination of this Agreement, the Advisor and the Fund shall, as soon as it reasonably possible, cease to use the MS Names.

27. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

28. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

29. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

30. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

                                    THE PHOENIX EDGE SERIES FUND

                                    By: /s/ Gina Collopy O'Connell
                                        --------------------------
                                    Name:   Gina Collopy O'Connell
                                    Title:  Senior Vice President


                                    PHOENIX VARIABLE ADVISORS, INC.

                                    By: /s/ John H. Beers
                                        --------------------------
                                    Name:   John H. Beers
                                    Title:  Vice President and Secretary

ACCEPTED:

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By: /s/ Michael P. Kiley
   ---------------------
Name:   Michael P. Kiley
Title:  Managing Director

SCHEDULES:         A.  Operational Procedures
                   B.  Record Keeping Requirements
                   C.  Fee Schedule
                   D.  Subadvisor Functions
                   E.  Forms of Sub-Certification

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank & Trust Company (the "Custodian"), the custodian for the Fund, and PFPC, Inc., (the "Sub-Accounting Agent").

The Subadvisor must furnish the Custodians and Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 7:00 p.m. (Eastern time) each day the Fund is open for business. The necessary information may be sent electronically or via facsimile machine to the Custodians and the Sub-Accounting Agent. Information provided to the Custodians and the Sub-Accounting Agent shall include the following:

         1.    Purchase or sale;
         2.    Security name;
         3.    CUSIP number (if applicable);
         4.    Number of shares and sales price per share;
         5.    Executing broker;
         6.    Settlement agent;
         7.    Trade date;
         8.    Settlement date;
         9.    Aggregate commission or if a net trade;
         10.   Interest purchased or sold from interest bearing security;
         11.   Other fees;
         12.   Net proceeds of the transaction;
         13.   Exchange where trade was executed;
         14.   Currency for foreign trades;
         15.   Ticker symbol for domestic trades; and
         16.   Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodians. The Custodians and Sub-Accounting Agent will supply the Subadvisor with a cash availability report by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection on a daily basis no later than 10:00 a.m. (Central Time). This will normally be done electronically or via facsimile machine so that the Subadvisor will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISOR

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Subadvisor on behalf of the Designated Series for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

       A. The name of the broker;
       B. The terms and conditions of the order and of any modifications or cancellation thereof;
       C. The time of entry or cancellation;
       D. The price at which executed;
       E. The time of receipt of a report of execution; and
       F. The name of the person who placed the order on behalf of the Fund.

2.     (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
       (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of Designated Series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

       A. Shall include the consideration given to:

          (i)   The sale of shares of the Fund by brokers or dealers.
          (ii)  The supplying of services or benefits by brokers or dealers to:
                (a)  The Fund,
                (b)  The Advisor,
                (c)  The Subadvisor, and
                (d)  Any person other than the foregoing.

          (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

       B. Shall show the nature of the services or benefits made available.

       C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

       D. Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-(b)(10)) A records in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
       Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadvisor's transactions for the Designated Series.






---------------------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell hold) or any internal reports or subadvisor review. It is acknowledged that dissemination of certain proprietary research or other data may not be permissible.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE


For services provided to the Fund, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate stated below. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Designated Series shall be valued as set forth in the then current registration statement of the Fund.

Phoenix-Van Kampen Equity 500 Index Series:
              0.225% on the first $50 million of average net assets;
              0.180% on average net assets between $50 million and $200 million; 0.135% on average net assets in excess of $200 million.

Phoenix-Van Kampen Equity 500 Index Series was previously known as Phoenix-Alliance/Bernstein Enhanced Index Series.

                                   SCHEDULE D
                                   ----------

                              SUBADVISOR FUNCTIONS

         With respect to managing the investment and reinvestment of the Designated Series' assets, the Subadvisor shall provide, at its own expense:

(a) An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor, all as set forth in the Objectives and Policies;

(b) Implementation of the investment program for the Designated Series based upon the foregoing criteria;

(c) Quarterly reports, in form and substance acceptable to the Advisor, with respect to: (i) compliance with the Code of Ethics; (ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; (iii) diversification of Designated Series assets in accordance with the then prevailing Objectives and Policies and governing laws; (iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Designated Series' limitation on acquisition of illiquid securities included in the Objectives and Policies; (v) any and all other reports reasonably requested in accordance with or described in this Agreement; and (vi) the implementation of the Designated Series' investment program, including, without limitation, analysis of Designated Series performance;

(d) Promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, a copy of such amendment to the Advisor and the Trustees;

(e) Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

(f) Notice to the Trustees and the Advisor of the occurrence of any event which would disqualify the Subadvisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

                                   SCHEDULE E
                                   ----------

                   FORM OF OPERATIONS N-CSR SUB-CERTIFICATION

To:

Re: Form N-CSR Certification for the Phoenix-Van Kampen Equity 500 Index Series (the "Designated Series") of The Phoenix Edge Series Fund (the "Fund")

From:    Morgan Stanley Investment Management Inc. (the "Subadvisor")

Representations in support of Investment Company Act Rule 30a-2 certifications

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reporting Period") for the Designated Series.

I, _____________, [TITLE] (Operations) of the Subadvisor, certify with respect to the Designated Series of the Fund for the Reporting Period, and only with respect to my area of responsibility that:

   1. I have reviewed the names of securities and numbers of shares for each security listed in the Schedule of Investments as of ______ for the Fund (the "Schedule"), copies of which are attached as Exhibit A;

   2. Based on my knowledge, the names of securities and numbers of shares for each security listed in each Schedule is accurate, except as set forth in the attached Exhibit B for the __________;

   3. Based on my knowledge, the Subadvisor's Operations Department (the "Operations Department") has transmitted materially complete and accurate portfolio transaction information to the Fund's custodian with respect to every portfolio transaction the manager has entered into on behalf of the Fund during the Reporting Period;

   4. The Operations Department has in place and has observed internal controls and procedures that are reasonably designed to ensure that all portfolio transactions with respect to the Fund are promptly and accurately reported to the Fund's custodian and that the Operations Department is able to maintain an accurate record of the Fund's portfolio security positions that were reported to the Fund's custodian;

   5. Internal controls and procedures with respect to personnel of the Operations Department have been most recently evaluated for effectiveness within 90 days prior to the end of the Reporting Period and were found to be effective;

   6. As of the date hereof there have been no material changes to or violations of the internal controls and procedures of the Operations Department;

   7. I am not aware of significant deficiencies in the design or operation of the internal controls and procedures of the Operations Department that could materially adversely affect the Operations Department's transmission of portfolio transaction information to the Fund's custodian; and

   8. Based on my knowledge, I am not aware of any fraud committed by Operations Department personnel that have a significant role in the internal controls of the Operations Department that affect the Fund.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service the Funds' official accounting system. The Subadvisor is not responsible for the preparation of the reports.

Date:                                  By:
     -------------------------------       -------------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                                    EXHIBIT A

                       SCHEDULE OF INVESTMENTS AT ________

                                    EXHIBIT B

                       SCHEDULE OF INVESTMENTS AT ________

                                  _______ FUND

------------------------------------------------------------------------------------------------------------------------------------
      A                    B                C             D           E               F              G                    I
------------- ------------------------ ------------ ------------ ------------ ----------------- --------------- --------------------
                                         MSIM INC.                 VARIANCE                       VARIANCE AS
  RECON        SECURITY DESCRIPTION/       IM2        CUSTOMER       (QTY)      VARIANCE VALUE      % OF IM2      COMMENTS FOR THE
  DATE         IDENTIFIER                QUANTITY     QUANTITY       (C-D)          (USD)          PORTFOLIO      DIFFERENCE
------------------------------------------------------------------------------------------------------------------------------------

                   FORM OF INVESTMENTS N-CSR SUB-CERTIFICATION

To:

Re: Form N-CSR Certification for the Phoenix-Van Kampen Equity 500 Index Series (the "Designated Series") of The Phoenix Edge Series Fund (the "Fund")

From:    Morgan Stanley Investment Management Inc. (the "Subadvisor")

Representations in support of Investment Company Act Rule 30a-2 certifications

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reporting Period") for the Designated Series.

I, _____________, [TITLE] (Investments) of the Subadvisor, certify with respect to the Designated Series of the Fund for the Reporting Period, and only with respect to my area of responsibility that:

   1. The Subadvisor's Investments Department has reviewed management's discussion of fund performance ("MDFP"), as attached hereto, and, to the knowledge of the Subadvisor's Investments Department, the information contained in MDFP as provided by the Subadvisor's Investments Department does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report; and

   2. The Subadvisor's Investments Department will promptly report to the Fund any change in circumstances that would cause the preceding certification to be untrue.

   3. The Subadvisor has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Series as adopted by the Designated Series' Board of Trustees.

   4. I have reviewed the Schedule of Investments as of _______________, for the Fund, and none of the investments is a restricted security or otherwise illiquid.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service the Funds' official accounting system. The Subadvisor is not responsible for the preparation of the reports.

Date:                                  By:
     -------------------------------       -------------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                    FORM OF OPERATIONS N-Q SUB-CERTIFICATION

To:

Re: Form N-Q Certification for the Phoenix-Van Kampen Equity 500 Index Series (the "Designated Series") of The Phoenix Edge Series Fund (the "Fund")

From:    Morgan Stanley Investment Management Inc. (the "Subadvisor")

Representations in support of Investment Company Act Rule 30b1-5 certifications

In connection with your certification responsibility under Rule 30b1-5, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reporting Period") for the Designated Series.

I, _____________, [TITLE] (Operations) of the Subadvisor, certify with respect to the Designated Series of the Fund for the Reporting Period, and only with respect to my area of responsibility that:

   1. I have reviewed the names of securities and numbers of shares for each security listed in the Schedule of Investments as of ______ for the Fund (the "Schedule"), copies of which are attached as Exhibit A;

   2. Based on my knowledge, the names of securities and numbers of shares for each security listed in each Schedule is accurate, except as set forth in the attached Exhibit B for the __________;

   3. Based on my knowledge, the Subadvisor's Operations Department (the "Operations Department") has transmitted materially complete and accurate portfolio transaction information to the Fund's custodian with respect to every portfolio transaction the manager has entered into on behalf of the Fund during the Reporting Period;

   4. The Operations Department has in place and has observed internal controls and procedures that are reasonably designed to ensure that all portfolio transactions with respect to the Fund are promptly and accurately reported to the Fund's custodian and that the Operations Department is able to maintain an accurate record of the Fund's portfolio security positions that were reported to the Fund's custodian;

   5. Internal controls and procedures with respect to personnel of the Operations Department have been most recently evaluated for effectiveness within 90 days prior to the end of the Reporting Period and were found to be effective;

   6. As of the date hereof there have been no material changes to or violations of the internal controls and procedures of the Operations Department;

   7. I am not aware of significant deficiencies in the design or operation of the internal controls and procedures of the Operations Department that could materially adversely affect the Operations Department's transmission of portfolio transaction information to the Fund's custodian; and

   8. Based on my knowledge, I am not aware of any fraud committed by Operations Department personnel that have a significant role in the internal controls of the Operations Department that affect the Fund.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service the Funds' official accounting system. The Subadvisor is not responsible for the preparation of the reports.

Date:                                  By:
     -------------------------------       -------------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                                    EXHIBIT A

                       SCHEDULE OF INVESTMENTS AT ________

                                    EXHIBIT B

                       SCHEDULE OF INVESTMENTS AT ________

                                  _______ FUND

------------------------------------------------------------------------------------------------------------------------------------
      A                    B                C             D           E               F              G                    I
------------- ------------------------ ------------ ------------ ------------ ----------------- --------------- --------------------
                                         MSIM INC.                 VARIANCE                       VARIANCE AS
  RECON        SECURITY DESCRIPTION/       IM2        CUSTOMER       (QTY)      VARIANCE VALUE      % OF IM2      COMMENTS FOR THE
  DATE         IDENTIFIER                QUANTITY     QUANTITY       (C-D)          (USD)          PORTFOLIO      DIFFERENCE
------------------------------------------------------------------------------------------------------------------------------------

                    FORM OF INVESTMENTS N-Q SUB-CERTIFICATION

To:

Re: Form N-Q Certification for the Phoenix-Van Kampen Equity 500 Index Series (the "Designated Series") of The Phoenix Edge Series Fund (the "Fund")

From:    Morgan Stanley Investment Management Inc. (the "Subadvisor")

Representations in support of Investment Company Act Rule 30b1-5 certifications

In connection with your certification responsibility under Rule 30b1-5, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reporting Period") for the Designated Series.

I, _____________, [TITLE] (Investments) of the Subadvisor, certify with respect to the Designated Series of the Fund for the Reporting Period, and only with respect to my area of responsibility that:

   1. The Subadvisor has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Series as adopted by the Designated Series' Board of Trustees.

   2. I have reviewed the Schedule of Investments as of _______________, for the Fund, and none of the investments is a restricted security or otherwise illiquid.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service the Funds' official accounting system. The Subadvisor is not responsible for the preparation of the reports.

Date:                                  By:
     -------------------------------       -------------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                      FORM OF COMPLIANCE SUB-CERTIFICATION

To:

Re: Code of Ethics Certification for the Phoenix-Van Kampen Equity 500 Index Series (the "Designated Series") of The Phoenix Edge Series Fund (the "Fund")

From:    Morgan Stanley Investment Management Inc. (the "Subadvisor")

     Representations in support of Investment Company Act Rule 30a-2 certifications

         In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") for the Designated Series.

                                 Code of Ethics
                                 --------------

I certify that to the best of my knowledge, and only with respect to my area of responsibility:

     a. The Subadvisor's portfolio manager has materially complied with the restrictions and reporting requirements of the Subadvisor's Code of Ethics (the "Code").

     b. The Subadvisor has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Series as adopted by the Designated Series' Board of Trustees.

     c. I have no knowledge of any compliance violations with respect to the Designated Series except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadvisor's compliance administrator.

     d. The Subadvisor has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadvisor with respect to the Designated Series as outlined above.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the Designated Series. The Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service as the Fund's official accounting system. The Subadvisor is not responsible for the preparation of the Reports.

Date:                                  By:
     -------------------------------       -------------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------